Mercator International Opportunity Fund

Institutional Class Shares: MOPPX

Class A Shares: MOOPX

(a series of Collaborative Investment Series Trust)

Supplement dated September 29, 2022 to

the Prospectus and Statement of Additional Information both dated April 30, 2022

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Principal Investment Strategy

The Fund’s principal investment strategy on page 2 is revised as follows:

The Fund invests significantly in common stocks of companies domiciled in developed countries outside of the United States. The Fund seeks to invest in stocks of companies that it believes have the potential for growth. The Fund will invest at least 40% of its assets in securities of companies domiciled outside the United States, which the Fund defines as securities listed primarily on exchanges outside the United States. The Fund relies on the professional judgment of its portfolio manager to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to analyze information on securities in the Fund’s investment universe to determine their long-term attractiveness. The adviser believes that an important way to accomplish this is through fundamental analysis, which includes analysis of a company’s assets, liabilities and earning, review of a company’s public filings, and may also include meeting with company executives and employees, suppliers, customers and competitors. The Fund may invest in securities of any market capitalization. Because the Fund is seeking long term appreciation, these securities may be held by the Fund for a period of two years or more. Securities may be sold when the adviser believes that they no longer represent relatively attractive investment opportunities.

The Fund’s principal investment strategy on page 6 is revised as follows:

The Fund invests significantly in common stocks of companies domiciled in developed countries outside of the United States. The Fund seeks to invest in stocks of companies that it believes have the potential for growth. The Fund will invest at least 40% of its assets in securities of companies domiciled outside the United States, which the Fund defines as securities listed primarily on exchanges outside the United States.

The Fund relies on the professional judgment of its portfolio manager to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to analyze information on securities in the Fund’s investment universe to determine their long term attractiveness. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which includes analysis of a company’s assets, liabilities and earning, review of a company’s public filings, and may also include meeting with company executives and employees, suppliers, customers and competitors. The Fund may invest in securities of any market capitalization. The Fund will seek out larger, undervalued companies as well as smaller companies with strong growth potential. Since the Fund is looking for long term appreciation, these securities may be held for long periods of time. A holding period of two years of more should be expected when the portfolio manager has a strong conviction in a specific company.   Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Investment Risks

The following disclosure is removed from the Fund’s ‘Principal Investment Risks’ section on pages 2-3 and page 8 of the Prospectus:

Derivatives Risk. The Fund uses investment techniques, including investments in futures contracts and forward contracts, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are currently subject to the following risks:

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Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

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Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Additionally, all references to derivatives, futures contracts, foreign future contracts, options on future contracts, foreign currency futures contracts are herby deleted from the SAI.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (800) 869-1679.

This Supplement and the Prospectus dated April 30, 2022, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (800) 869-1679.